UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	April 1, 2016

AmTrust Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

59 Maiden Lane, 43rd Floor, New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 220-7120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On April 1, 2016, the Audit Committee (the “Committee”) of the Board of Directors of AmTrust Financial Services, Inc. (the “Company”) approved the dismissal of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm, effective as of the date of BDO’s completion of audit services for the fiscal quarter ending March 31, 2016, and the filing of the Company’s first quarter 2016 Form 10-Q with the Securities and Exchange Commission.

BDO’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and 2014 and the subsequent interim period preceding BDO’s dismissal, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in its reports on the financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided BDO with a copy of this Form 8-K and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of BDO’s letter dated April 4, 2016 is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On April 1, 2016, following the conclusion of a competitive process managed by the Committee, the Committee approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm beginning with the second fiscal quarter of 2016, and for the fiscal year ending December 31, 2016. During the Company’s fiscal years ending December 31, 2015 and 2014 and through March 31, 2016, neither the Company, nor anyone on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

In approving the selection of KPMG as the Company’s independent registered public accounting firm, the Committee considered all relevant factors, including any non-audit services previously provided by KPMG to the Company.

Item 9.01    Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from BDO USA, LLP addressed to the Securities and Exchange Commission, dated April 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmTrust Financial Services, Inc.
(Registrant)

Date	April 4, 2016

/s/ Ronald E. Pipoly, Jr.
Ronald E. Pipoly, Jr.
Executive Vice President, Chief Financial Officer